Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June 9, 2025, between WANG & LEE GROUP, Inc., a British Virgin Islands holding company, having its principal place of business at 5-6/F, Wing Tai Factory Building, 3 Tai Yip Street, Hong Kong, Kowloon, Hong Kong (the “Company”), and each buyer identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Buyer, and each Buyer, severally and not jointly, desires to purchase from the Company securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Buyer agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning assigned to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors or equivalent governing body of the Company.

“Business Day” shall have the meaning assigned to such term in the Notes.

“Buyer Party” shall have the meaning assigned to such term in Section 4.9.

“Closing” means the closing of the purchase and sale of the Notes pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all the Transaction Documents referred to in Section 2.2 have been executed and delivered by the applicable parties thereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Company British Virgin Islands Counsel” means Maples and Calder.

“Company U.S. Counsel” means Loeb & Loeb LLP.

“Conversion Shares” means the Ordinary Shares issued, or issuable, pursuant to the terms of the Notes, including all Pre- Delivery Shares issued or issuable pursuant to the Note.

“Convertible Securities” means any share or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any Ordinary Shares.

“Equity Interests” means, with respect to any Person, any of the shares of capital stock of (or other ownership, membership or profit interests in) such Person, any of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership, membership or profit interests in) such Person, any of the securities convertible into or exchangeable for shares of capital stock of (or other ownership, membership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and any of the other ownership, membership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Evaluation Date” shall have the meaning assigned to such term in Section 3.1(y).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in statements of the Financial Accounting Standards Board.

“Governmental Authority” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Guarantor” means each Subsidiary of the Company.

“Guaranty” means a guaranty of the Notes executed by the Guarantors in a form acceptable to the Buyers.

“Indebtedness” shall have the meaning assigned to such term in the Notes.

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“Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.1(n).

“Issuance Failure” means the failure of the Company to issue Conversion Shares in accordance with the terms of the Note.

“IT Systems and Data” shall have the meaning assigned to such term in Section 3.1(aa).

“Lien” shall have the meaning assigned to such term in the Notes.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Maximum Rate” shall have the meaning assigned to such term in Section 5.16.

“Money Laundering Laws” shall have the meaning assigned to such term in Section 3.1(x).

“Notes” means the Senior Convertible Notes due, subject to the terms therein, nine (9) months after the issuance thereof at the Closing, provided that the Required Holders may, in their sole discretion, extend the Maturity Date, on one occasion, by up to an additional six (6) months by delivering written notice to the Company no earlier than the thirtieth (30) day, but no later than the fifth (5th) day, prior to the Maturity Date, issued and sold by the Company to the Buyers pursuant to this Agreement at each of the Closing, in the form of Exhibit A attached hereto.

“Notice Deadline” shall have the meaning assigned to such term in Section 4.8(b).

“Operating Documents” means, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of formation, organization or incorporation on a date that is no earlier than thirty (30) days prior to the Closing Date and, (a) if such Person is a corporation, its bylaws or Articles of Association in current form, (b) if such Person is a limited liability company, its limited liability company agreement or operating agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments, restatements and modifications thereto.

“Options” means any rights, warrants or options to subscribe for or purchase Ordinary Shares or Convertible Securities.

“Ordinary Shares” means the ordinary shares of the Company with no par value, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Participation Maximum” shall have the meaning assigned to such term in Section 4.8(a).

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“Participation Notice” shall have the meaning assigned to such term in Section 4.8(b).

“Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority.

“Permitted Liens” shall have the meaning assigned to such term in the Notes.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pre-Notice” shall have the meaning assigned to such term in Section 4.8(b)(i).

“Pre- Delivery Shares” has the meaning set forth in the Notes.

“Principal Amount” means, as to each Buyer, the amounts set forth below such Buyer’s signature block on the signature pages hereto next to the heading “Principal Amount,” which shall equal $8,000,000 for all of the Notes.

“Principal Market” shall have the meaning assigned to such term in the Notes.

“Pro Rata Portion” shall have the meaning assigned to such term in Section 4.8(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the base prospectus included in the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Buyer at the Closing for the offer and sale of the Notes and the Conversion Shares.

“Registration Statement” means the effective registration statement on Form F-3 (File No. 333-281859) initially filed with Commission on August 30, 2024, including all information, documents and exhibits filed with or incorporated by reference into such registration statement, which registers the sale of the Securities to the Buyers.

“Required Approvals” shall have the meaning assigned to such term in Section 3.1(e).

“Responsible Officer” means with respect to any Person, any of the Chief Executive Officer, President or Chief Financial Officer of such Person. Unless the context otherwise requires, each reference to a Responsible Officer herein shall be a reference to a Responsible Officer of Borrower.

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“Required Holders” means (i) prior to the Closing Date, each Buyer entitled to purchase Notes at the Closing and (ii) after the Closing Date, (x) Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B, so long as Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B holds any Securities, or (y) otherwise,  holders of a majority of the Securities outstanding as of such time (excluding any Securities held by the Company or any of its Subsidiaries as of such time).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning assigned to such term in Section 3.1(h).

“Securities” means the Notes and the Conversion Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subscription Amount” means, as to each Buyer, the aggregate amount to be paid for Securities purchased hereunder as specified below such Buyer’s name on the signature page of this Agreement and next to the heading “Subscription Amount” in immediately available funds. The “Subscription Amount” for the Notes shall be $4,000,000.

“Subsequent Placement” shall have the meaning assigned to such term in Section 4.8(a).

“Subsequent Placement Notice” shall have the meaning assigned to such term in Section 4.8(b).

“Subsidiaries” and “Subsidiary” shall have the meaning assigned to such term in the Notes.

“Trading Day” shall have the meaning assigned such term in the Notes.

“Transaction Documents” means this Agreement, the Notes, and all exhibits and schedules thereto and hereto and any other documents or agreements executed by the Company or any Guarantor in connection with the transactions contemplated hereunder.

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ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell the Notes, in the aggregate principal amount of $8,000,000. On the Closing Date, the Company shall deliver to each Buyer its respective Note, and the Company and each Buyer shall deliver the other items set forth in Section 2.2 deliverable at the Closing, including a delivery, via wire transfer, of immediately available funds equal to such Buyer’s Subscription Amount for the Closing as set forth on the signature page hereto executed by such Buyer. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur on the Closing Date by the exchange of documents by facsimile, pdf or other electronic means. The Company covenants that, if the Buyer delivers a Notice of Conversion (as defined in the Notes) to convert the Notes between the date of this Agreement and the Closing Date, the Company shall deliver Conversion Shares to such Buyer on the Closing Date in connection with such Notice of Conversion. Additionally, in the event that the Closing Date is not on or before the 1st Trading Day following the date hereof, thereafter and prior to the Closing Date each Buyer in its sole discretion and by written notice to the Company (each such notice, an “Advanced Closing Notice”), may elect to purchase, in lieu of some or any portion of the Notes, the Conversion Shares underlying such Notes (or applicable portion thereof) otherwise issuable hereunder at the Closing at the Conversion Price (such Conversion Shares, “Advanced Conversion Shares”); provided, however, that, to the extent that the Advanced Conversion Shares issuable in connection with an Advanced Closing Notice would other cause a Buyer (together with such Buyer’s Affiliates, and any Person acting as a group together with such Buyer or any of such Buyer’s Affiliates) to beneficially own in excess of the Beneficial Ownership Limitation (as defined below), such Advanced Closing Notice shall be automatically and without further action by the Company or the Buyer be reduced such that the Advanced Conversion Shares issuable to such Buyer do not exceed the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” shall be 9.99% of the number of Ordinary Shares outstanding. Upon receipt of an Advance Closing Notice, the Buyer shall deliver the applicable Subscription Amount and the Company shall deliver the applicable Advanced Conversion Shares on the 1st Trading Day following receipt of the Advanced Closing Notice. Delivery of the Advanced Conversion Shares shall otherwise be made pursuant to terms of the Notes.

2.2 Deliveries.

(i) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Buyer the following:

1. this Agreement and each other Transaction Document, duly executed by the Company and/or Guarantors, as applicable;

2. a certificate of good standing of the Company issued by the Registry of Corporate Affairs in the British Virgin Islands;

3. an ink-original Note registered in the name of such Buyer in accordance with its Principal Amount for the Closing;

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4. a Guaranty duly executed by the applicable Guarantor of the Company;

5. legal opinions of Company British Virgin Islands Counsel and Company U.S. Counsel, in each case, in form and substance reasonably acceptable to such Buyer; and

6. the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(ii) On or prior to the Closing Date, each Buyer shall deliver or cause to be delivered to the Company the following:

1. this Agreement duly executed by such Buyer; and

2. such Buyer’s Subscription Amount by wire transfer of immediately available funds to the account specified in writing by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Buyers contained herein (except to the extent expressly made as of a specific date, in which case they shall be accurate in all material respects as of such date);

(ii) all obligations, covenants and agreements of each Buyer required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Buyer of the items set forth in Section 2.2 as applicable.

(b) The respective obligations of the Buyers hereunder in connection with the Closing Date are subject to the following conditions being met or waived in the Buyers’ sole and absolute discretion:

(i) the accuracy in all material respects when made and on the Closing Date, of the representations and warranties of the Company contained herein, provided that, the representations and warranties of the Company that are qualified by materiality or Material Adverse Effect shall be accurate in all respects when made and on such date, in both cases except to the extent expressly made as of a specific date, in which case they shall be accurate in all material respects or all respects, as applicable, as of such date;

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(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2, as applicable;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date of this Agreement

(v) there shall have been no event or circumstance that would constitute an “Event of Default” under the Notes or that would with passage of time, the giving of notice or both become an “Event of Default” under the Notes;

(vi) the Company shall have delivered, an ink-original Note registered in the name of such Buyer in accordance with its Principal Amount for the Closing;

(vii) from the date of this Agreement to the Closing Date, trading in the Ordinary Shares shall not have been suspended or halted by the Principal Market or the Commission (nor shall such suspension or halt be threatened by the Principal Market or the Commission, including but not limited, receipt by the Company of any notice of non-compliance with maintenance requirements by the Principal Market) and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Buyer, makes it impracticable or inadvisable to purchase the Notes at the Closing;

(viii) the Company is in compliance with the maintenance and listing requirements required by the Principal Market, is in compliance with all filing obligations required by law or regulation, and to the Company’s knowledge, is reasonably expected to remain in compliance through the twelve (12) month anniversary of the Closing Date and the Company may issue Conversion Shares pursuant to the terms of the Notes without violating any rules or regulations of the Principal Market;

(ix) the Company is, and reasonably expects to remain for the foreseeable future, a “foreign private issuer” as defined in Rule 405 promulgated under the Securities Act;

(x) the Company is not in possession of any material, non-public information regarding itself that has not been publicly disclosed at least five (5) days prior to the Closing Date; and

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(xi) the Company shall have delivered to the Buyers the number of Pre-Delivery Shares (as defined in the Notes) required to be delivered to each such Buyer pursuant to the Notes.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date:

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the share capital or other equity interests of each Subsidiary free and clear of any Liens, options or warrants, and all of the issued and outstanding share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective constitution, memorandum and articles of association, certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform or pay in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further authorization, approval or action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, administration, judicial management and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s constitution, memorandum and articles of association, certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (other than pursuant to the Transaction Documents) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the receipt of the Required Approvals,  conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of the Principal Market, or any court or Governmental Authority, Principal Market, to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other Governmental Authority in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the Commission of the Prospectus Supplement, (ii) notification to the Principal Market for the listing of the Conversion Shares for trading thereon in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (collectively, the “Required Approvals”). The Company is not aware of any circumstances that given the passage of time would result in the Company not being able to obtain the Required Approvals and has no knowledge of any violation of the requirements of the Principal Market that would result in a delisting or suspension of the Ordinary Shares in the foreseeable future.

(f) Issuance of the Securities; Registration. The Notes are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued free and clear of all Liens. The Conversion Shares are duly authorized and, when issued in accordance with the Notes shall be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, preemptive or similar rights, defects, claims, charges, taxes and rights of first refusal. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on January 27, 2025, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company shall file the Prospectus Supplement with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(g) Capitalization. The Company is authorized to issue unlimited number of Ordinary Shares, no par value per share. The capitalization of the Company is substantially as set forth in the SEC Reports. The Company has 31,752,885 Ordinary Shares outstanding as of the date hereof. The Company has not issued any share capital since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee share options under the Company’s stock incentive plans, the issuance of Ordinary Shares to employees or consultants pursuant to the Company’s stock incentive plans and pursuant to the conversion and/or exercise of Options or Convertible Securities outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any Ordinary Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Ordinary Shares, Options or Convertible Securities. The issuance and sale of the Securities will not obligate the Company to issue Ordinary Shares or other securities to any Person (other than the Buyers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of share capital of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all applicable foreign, federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders’ agreements, or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials filed prior to the date hereof, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has qualified for a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is not currently, and has never been, an issuer subject to paragraph (i) of Rule 144 such that resales pursuant to Rule 144 are unavailable. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, to the knowledge of the Company, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation of any nature pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, the Principal Market, governmental or administrative agency, regulatory authority or self-regulatory organization (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) would have, or would reasonably be expected to result in a Material Adverse Effect. None of the Company, any Subsidiary, or any current director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by a Governmental Authority involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any applicable judgment, decree or order of any court, arbitrator, Principal Market, governmental or administrative agency, regulatory authority, self-regulatory organization (federal, state, county, local or foreign) or other Governmental Authority, or (iii) is or has been in violation of any applicable statute, rule, ordinance or regulation of any Governmental Authority, including without limitation all applicable foreign, federal, state and local laws relating to taxes, bribery and corruption, occupational health and safety, product quality and safety, employment and labor matters, employee benefits and laws related to the protection of the environment, except, in each case of clauses (i), (ii) and (iii), as would not reasonably be expected, individually or in the aggregate, to, have a Material Adverse Effect.

(l) Regulatory Permits. The Company and the Subsidiaries possess all Permits necessary to conduct their respective businesses, except where the failure to possess such Permits would not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit.

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(m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Permitted Liens, (ii) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except as would not have or reasonably be expected to result in a Material Adverse Effect.

(n) Intellectual Property. To the knowledge of the Company, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of the Company nor any Subsidiary has received a written notice that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage, and there are no pending or threatened claims against such directors’ and officers’ insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(p) Certain Fees. Other than any payment to Maxim Group LLC, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Buyers shall have no obligation with respect to any claims made by or on behalf of other Persons for fees payable by the Company or any Subsidiary of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(q) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Buyers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Buyers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not materially misleading. The press releases disseminated by the Company since January 1, 2025, taken as a whole with the SEC Reports, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not materially misleading. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

(r) Solvency; Seniority. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s tangible assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for administration, judicial management, reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. As of the Closing Date, (1) no Indebtedness or other claim against the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, and (2) no Indebtedness or other claim against any Guarantor is senior to such Guarantor’s obligations under the Guaranty in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

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(s) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. The Company is not and has never been a United States real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon Buyer’s reasonable request at any time.

(t) Acknowledgment Regarding Buyers’ Purchase of Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Buyer or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Buyers’ purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(u) Acknowledgment Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; and (ii) each Buyer may rely on the Company’s obligation to timely deliver Ordinary Shares upon conversion, exercise or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Ordinary Shares of the Company.

(v) Office of Foreign Assets Control; Money Laundering. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) or the equivalent law of any foreign jurisdiction. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1977, as amended, applicable money laundering statutes and applicable rules and regulations thereunder or the equivalent law of any foreign jurisdiction (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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(w) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company and the Subsidiaries are in compliance in all material respects with any applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as set forth in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act or the Company’s most recent registration with the Commission (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, except as set forth in the SEC Reports, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(x) Listing and Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Ordinary Shares are currently eligible for electronic transfer through the Depository Trust Company and the Company is current in payment of the fees to the Depository Trust Company in connection with such electronic transfer.

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(y) Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(z) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(aa) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(bb) No-Off Balance Sheet Arrangements. There are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or liabilities of the Company or any Subsidiary.

(cc) No Manipulation of Price. Neither the Company, its Subsidiaries, nor, to the Company’s knowledge, any of its or its Subsidiaries’ employees, directors or shareholders, has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any security of the Company.

(dd) Certain Matters related to Management. No member of the Company’s management (a) has had a petition under the federal bankruptcy laws or any state insolvency laws filed by or against them, or has had a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) them, (ii) any partnership in which they were a general partner at, or within two years before, the time of such filing or (iii) any company or business association of which they were an executive officer at, or within two years before, the time of such filing; (b) been convicted in a criminal proceeding or named the subject of a pending criminal proceeding, excluding traffic violations and driving a vehicle under the influence of alcohol or drugs offenses; (c) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court, permanently or temporarily enjoining or limiting them from any activity in connection with the purchase or sale of any security or commodity; (d) been found by a court in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or (e) been found by a court in a civil action or by the Commodity Futures Trading Commission (“CFTC”) to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated.

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(ee) ERISA. All of the Company’s stock incentive plans are in compliance in all material respects with the applicable laws.

(ff) No Broker-Dealer. The Company and its Board of Directors, severally, acknowledges and agrees that the Buyers are not acting as a broker, dealer, underwriter or agent of the Company or any of its Subsidiaries. The Company and its Subsidiaries shall not, and the Company shall direct its agents, affiliates and representatives not to, take the position that the Buyers are acting in any manner as a broker, dealer or agent of the Company or any of its Subsidiaries in any respect (whether pursuant to the transactions contemplated hereby or otherwise).

3.2 Representations and Warranties of the Buyers. Each Buyer, for itself and for no other Buyer, hereby represents and warrants the following as of the Closing Date (except to the extent expressly made as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Buyer is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Buyer of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Buyer. Each Transaction Document to which it is a party has been duly executed by such Buyer, and when delivered by such Buyer in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, administration, judicial management and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby. The Buyers acknowledge and agree that neither the Company nor any Subsidiary makes or has made any representations or warranties with respect to the transactions contemplated hereby other than such representations and warranties.

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ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Principal Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding Ordinary Shares, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Buyer and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company

4.3 Redemption and Conversion Procedures. The form of Notice of Conversion included in the Notes sets forth the totality of the procedures required of the Buyers in order to convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any such notice be required in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Buyers to convert their Notes. The Company shall honor conversions of the Notes and shall deliver Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.4 Securities Laws Disclosure; Publicity. The Company shall by not later than 9:00 a.m. (local time in New York, New York) on June 9, 2025 (a) issue a press release, reasonably acceptable to the Buyers, disclosing the material terms of the transactions contemplated hereby (the “Press Release”) and (b) file a Current Report on Form 6-K with the Commission, including copies of the Transaction Documents (or the forms thereof) as exhibits thereto. Upon the issuance of the Press Release, the Company represents to the Buyers that it shall have publicly disclosed all “material, non-public information” delivered to any of the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and the Buyers shall consult with each other in issuing any other public announcements or press releases with respect to the transactions contemplated hereby, and neither the Company nor the Buyers shall issue any such public announcement or press release nor otherwise make any such public statement or communication without the prior consent of the Company, with respect to any disclosure of the Buyers, or without the prior consent of the Required Holders, with respect to any disclosure of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, then the disclosing party shall, to the extent lawful and practicable (having regard to time and in the case of the Company, the Company’s continuous disclosure obligations), promptly provide the other party with prior notice of such public announcement, press release, public statement or communication.

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4.5 Disclosure of Material Information; No Obligation of Confidentiality.

(a) Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf including any officer, director, employee or agent of the Company or the Subsidiaries, has provided prior to the date hereof or will in the future provide any Buyer or its agents or counsel with any information that the Company believes constitutes material non-public information unless prior thereto such Buyer shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In the event of a breach of the foregoing covenant by the Company, or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Company shall, unless otherwise agreed by the Required Holders, publicly disclose any “material, non-public information” in a Current Report on Form 6-K filed with the Commission within one (1) Business Day following the date that it discloses such information to any Buyer or such earlier time as may be required by applicable law. Any Current Report on Form 6-K filed with the Commission by the Company pursuant to this Section 4.5(a) shall be subject to prior review and comment by the applicable Buyers. From and after the filing of any such Current Report on Form 6-K pursuant to this Section 4.5(a), no Buyer shall be deemed to be in possession of any material, nonpublic information regarding the Company existing as of the time of such filing. If the Company fails to file a Current Report on Form 6-K within the time required in this Section 4.5(a), each affected Buyer may, in its sole discretion, make a public disclosure of such information that it believes in its sole discretion constitutes material, non-public information of the Company, without Company or its personnel’s permission. Except as required by law, the Company shall not, without the prior written consent of the relevant Buyer, disclose such Buyer’s name in the Current Report on Form 6-K, or other disclosure, made pursuant to this Section 4.5(a).

(b) Except pursuant to any confidentiality agreement entered into by a Buyer as described in Section 4.5(a), no Buyer shall be deemed to have any obligation of confidentiality with respect to (i) any non-public information of the Company disclosed to such Buyer in breach of Section 4.5(a) (whether or not the Company files a Current Report on Form 6-K as provided above), (ii) the fact that any Buyer has exercised any of its rights and/or remedies under the Transaction Documents, or (iii) any information obtained by any Buyer as a result of exercising any of its rights and/or remedies under the Transaction Documents. In addition, no Buyer shall be deemed to be in breach of any duty to the Company and/or to have misappropriated any non-public information of the Company, if such Buyer engages in transactions of securities of the Company, including, without limitation, any hedging transactions, short sales or any “derivative” transactions while in possession of such non-public information.

4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes hereunder for general corporate purposes and shall not use such proceeds: (a) the repayment of any Indebtedness, or (b) in violation of the Foreign Corrupt Practices Act of 1970, as amended or the equivalent law of any foreign jurisdiction, as applicable, or OFAC regulations or the equivalent law of any foreign jurisdiction, as applicable.

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4.7 Indemnification of Buyers. Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Buyer and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs, awards, orders, penalties and expenses, including all judgments, amounts paid in settlements, court costs, interest and attorneys’ fees and costs of investigation that any such Buyer Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against the Buyer Parties in any capacity, or any of them or their respective Affiliates, by the Company, its employees or directors, or any stockholder or creditor of the Company who is not an Affiliate of such Buyer Party, arising out of or relating to any of the transactions contemplated by the Transaction Documents. For the avoidance of doubt, the indemnification provided herein is intended to and shall cover direct claims brought by the Company against the Buyer Parties. If any action shall be brought against any Buyer Party in respect of which indemnity may be sought pursuant to this Agreement, such Buyer Party shall promptly notify the Company in writing, and, except with respect to direct claims brought by the Company, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Buyer Party.  Any Buyer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Buyer Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Buyer Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel, which shall be the case with respect to any direct claims by the Company.  The Company will not be liable to any Buyer Party under this Agreement (y) for any settlement by a Buyer Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is finally judicially determined to be attributable to any Buyer Party’s breach of any of the representations, warranties, covenants or agreements made by such Buyer Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Buyer Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.8 Participation in Future Financing.

(a) From the date hereof through the date that is twelve (12) months after the Maturity Date (as defined in the Notes) of the Notes upon any issuance by the Company or any of its Subsidiaries of Ordinary Shares or Ordinary Share Equivalents for cash consideration, Indebtedness or a combination of units thereof (a “Subsequent Placement”), the Buyers shall have the right to purchase their respective Pro Rata Portion of 30% of such Subsequent Placement (the “Participation Maximum”), on the same terms, conditions and price provided for in the Subsequent Placement For purposes hereof “Pro Rata Portion” means the ratio of (x) the Subscription Amount of Notes purchased on the Closing Dates by a Buyer participating under this Section 4.8 and (y) the sum of the aggregate Subscription Amount of Notes purchased on the Closing Dates by all Buyers participating under this Section 4.8.

(b) In the case of a Subsequent Placement:

(i) At least five (5) Business Days prior to the closing of a Subsequent Placement, the Company shall deliver to each Buyer a written notice asking the Buyer if it consents to the receipt of material non-public information pursuant to this Section 4.8 (“Pre-Notice”). If a Buyer consents to the receipt of material non-public information, it shall so notify the Company within two (2) Trading Days after receipt of the Pre-Notice. If such Buyer so consents, the Company shall promptly, but no later than one (1) Trading Day after such consent, deliver the details of such proposed Subsequent Placement (the “Subsequent Placement Notice”) to such Buyer. The Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Placement is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(ii) Any Buyer desiring to participate in such Subsequent Placement shall provide written notice (the “Participation Notice”) to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after delivery of the Subsequent Placement Notice (the “Notice Deadline”), with such Participation Notice setting forth: (i) that such Buyer is willing to participate in the Subsequent Placement and willing to execute the relevant transaction documents for the Subsequent Placement on the terms and conditions set forth in such transaction documents; (ii) the amount of such Buyer’s participation; and (iii) each participating Buyer’s representing and warranting that such Buyer has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Placement. If the Buyer fails to deliver the Participation Notice to the Company by the Notice Deadline, such Buyer shall forfeit its right to participate in the Subsequent Placement.

(iii) If by the Notice Deadline, the Company receives Participation Notices that are, in the aggregate, less than the Participation Maximum, then the Company may effect the remaining portion of such Subsequent Placement, including the difference between the amount to be purchased by Buyers and the Participation Maximum, on the terms and with the Persons set forth in the Subsequent Placement.

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(iv) The Company and each Buyer agree that if any Buyer elects to participate in the Subsequent Placement, the transaction documents related to the Subsequent Placement shall not include any term or provision that, directly or indirectly, will, or is intended to, exclude one or more of the Buyers from participating in a Subsequent Placement, including, but not limited to, provisions whereby such Buyer shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Buyer; provided, however, that in the event any such term or provision is included in such transaction documents, and any Buyer executes such transaction documents, the execution thereof shall be considered such Buyer’s prior written consent thereto.

(v) Notwithstanding anything to the contrary in this Section 4.8 and unless otherwise agreed to by such Buyer, the Company will either confirm in writing to such Buyer that the transaction with respect to the Subsequent Placement has been abandoned or will deliver a notice to Buyer of its intention to issue the securities in the Subsequent Placement, in either case by the tenth (10th) Business Day following the Notice Deadline. If by such tenth (10th) Business Day following the Notice Deadline, no public disclosure regarding a transaction with respect to the Subsequent Placement has been made, and no notice regarding such transaction has been received by such Buyer, such transaction shall be deemed to have been abandoned and such Buyer shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

4.9 Variable Rate Transactions. From the date hereof and for so long as any Notes remain outstanding, the Company shall be prohibited from, other than with a Buyer, effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Ordinary Shares, Options or Convertible Securities (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company agrees to or enters into an agreement to (i) issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. In addition, the Company covenants and agrees that it will not enter into any agreement, undertaking or covenant with a third party that prohibits the Company or its Subsidiaries from entering into, effecting or announcing a Variable Rate Transaction or similar transaction with the Buyers or their Affiliates at any time.

4.10 [Reserved].

4.11 No Restrictive Legends. The Notes and the Conversion Shares shall be issued free and clear of any restrictive legends under the Securities Act or otherwise.

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ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. At the Closing, the Company has agreed to reimburse the Buyers for their reasonable and documented legal fees and out-of-pocket expenses, not to exceed $75,000 in the aggregate. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Buyers.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 6-K.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Required Holders or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders. Any Buyer may assign, with written notice to the Company of such assignment, any or all of its rights under this Agreement to any Person to whom such Buyer assigns or transfers any Securities in compliance with the Transaction Documents, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Buyers.”

5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7 and this Section 5.7.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a PDF format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or PDF signature page were an original thereof.

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5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its discretion from time to time upon written notice to the Company, any relevant redemption or exercise notice, demand or election in whole or in part without prejudice to its future actions and rights..

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and receipt of a customary lost Security affidavit and indemnity.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Buyers and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents. The Company acknowledges and agrees that its obligation to pay and perform its obligations under the Notes in accordance with the terms thereof is absolute and unconditional. Accordingly, in no event shall any determination or allegation that a Buyer is (i) an unregistered securities dealer (within the meaning of the Exchange Act), (ii) acting as an underwriter with respect to the Company’s securities, (iii) engaged in a distribution (within the meaning of Section 2(a)(11) of the Securities Act) of the Ordinary Shares or (iv) the transactions contemplated by the Transaction Documents or a Buyer’s trading activities violate public policy or any applicable securities laws, in any case, be a defense to the Company’s obligation to repay any amounts due and payable to a Buyer under the Notes. In no event shall any Buyer be liable to the Company for consequential, special, punitive or exemplary damages or lost profit.

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5.15 Payment Set Aside; Currency. To the extent that the Company or any Guarantor makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, any Guarantor, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

5.16 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Buyer in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Buyer with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Buyer’s election.

5.17 Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance or non-performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Buyers.

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5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.22 Termination. This Agreement may be terminated by any Buyer, as to such Buyer’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Buyers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.23 Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Company or any Guarantor in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 5.23 referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 5.23(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 5.23(a), there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WANG & LEE GROUP, INC.		Address for Notice:

By:		E-mail:
Name:	Pui Lung HO	joe.ho@wangnlee.com.hk;
Title:	Chief Executive Officer	mgt@wangnlee.com.hk

With a copy (which shall not constitute notice) to:

[Remainder of Page Intentionally Left Blank;

Signature Page for Buyer Follows]

[Ayrton- Wang & Lee- Securities Purchase Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer:

Signature of Authorized Signatory of Buyer:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Buyer:

Address for Delivery of Securities to Buyer (if not same as address for notice):

Subscription Amount for the Notes: $

Principal Amount of Notes: $

[Ayrton- Wang & Lee- Securities Purchase Agreement Signature Page]

Exhibit A

Form of Senior Notes

[Attached.]